Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2020 USD ($)	Dec. 31, 2020 COP ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2019 COP ($)	Dec. 31, 2018 COP ($)	Dec. 31, 2017 COP ($)
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents		$ 5,082,308		$ 7,075,758	$ 6,311,744	$ 7,945,885
Other financial assets		3,071,659		4,979,292
Trade receivables and payables, net		7,748		27,449
Trade payables		$ (6,491,909)		$ (8,115,015)
USD$ Million
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents	$ 197		$ 114
Other financial assets	1,164		1,468
Trade receivables and payables, net	203		81
Loans and borrowings	(11,814)		(9,429)
Other assets and liabilities, net	277		64
Net liability position	$ (9,973)		$ (7,702)